Exhibit 10.1

TERM LOAN CREDIT AGREEMENT

among

ARC DOCUMENT SOLUTIONS, INC.,

VARIOUS LENDERS

and

JPMORGAN CHASE BANK, N.A.,

as ADMINISTRATIVE AGENT

Dated as of December 20, 2013

J.P. MORGAN SECURITIES LLC and

WELLS FARGO SECURITIES, LLC

as JOINT LEAD ARRANGERS and BOOK RUNNING MANAGERS